                                  OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                   Supplement dated July 1, 2002 to the
                                     Prospectus dated January 28, 2002

The Prospectus is changed as follows:

1.       The Prospectus  supplement  dated June 10, 2002 is deleted and replaced by this supplement.

         2. Add the following paragraph to the end of the "How the Fund is Managed"
     section on  page 12:

               At a  meeting  held  on  December  13,  2001,  the  Board  of
               Trustees of the Fund approved  various  changes to the Fund's fundamental  investment  policies,  submission  of an amended
               and  restated   declaration  of  trust  to  shareholders  for
               approval and  submission  of an amended and restated  Class C
               12b-1  distribution  and  service  plan to  shareholders  for approval.  Approval  of the Fund's  shareholders  is required before  the Fund's  fundamental  investment  policies  can be changed and before an amended  and  restated  declaration  of trust or an amended and restated  Class C 12b-1  distribution and service  plan and  agreement  can be  adopted.  Recently, shareholders  of the Fund as of April 18,  2002  (the  record date) were mailed proxy materials  explaining the reasons for the  proposed  changes.  In  addition,  a copy  of the  proxy statement  is  available  for  information  purposes  on  the
               OppenheimerFunds    website   at    www.oppenheimerfunds.com.
               Shareholders may also call  1.800.708.7780  to request a copy of the proxy statement.  If the proposed changes are approved by shareholders,  the Fund's  prospectus  and/or statement of
               additional   information  will  be  revised  to  reflect  the
               approved changes.

(continued)

3.  The  commission   payments  to   broker-dealers  on  purchases  of  Class  A  shares
subject    to    a    contingent     deferred    sales    charge    by     grandfathered
retirement  accounts  has  changed.   Therefore,   the  fourth  sentence  of  the  first
paragraph  under "How Can You Buy Class A Shares?  - Class A Contingent  Deferred  Sales
Charge"  on  page  18  is  deleted  and  replaced  with  the  following  sentence:  "For grandfathered  retirement  accounts,  the  concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million."

4. The section  captioned  "Distribution  and Service  (12b-1)  Plans - Service Plan for
Class A Shares"  is revised by adding the  following  after the third  sentence  in that paragraph:  "With  respect to Class A shares  subject to a Class A  contingent  deferred sales charge purchased by grandfathered  retirement  accounts,  the Distributor pays the
0.25%  service  fee to dealers  in advance  for the first year after the shares are sold by the dealer.  After the shares  have been held for a year,  the  Distributor  pays the service fee to dealers on a quarterly basis."

July 1, 2002
PS0216.026

                                  OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                   Supplement dated July 1, 2002 to the
                                   Statement of Additional Information
                                          dated January 28, 2002

The Statement of Additional Information is changed as follows:

1.       The supplement dated March 20, 2002 is deleted and replaced by this supplement.

2.       The section  captioned  "Distribution  and Service  Plans - Class A Service Plan Fees" on page 43 is revised by adding the  following  to the end of the first  paragraph:  "With  respect to purchases of Class A shares  subject to a contingent  deferred  sales charge by certain  retirement  plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement accounts"),  the Distributor currently  intends to pay the  service  fee to  Recipients  in  advance  for the first year after the shares are purchased.  After the first year shares are  outstanding,  the  Distributor  makes service fee  payments to  Recipients  quarterly  on those  shares.  The  advance  payment is based on the net asset value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance  service fee payment.  If Class A shares  purchased by grandfathered  retirement  accounts are redeemed during the first year after  their  purchase,  the  Recipient  of the service  fees on those  shares will be obligated  to repay the  Distributor  a pro rata  portion of the  advance  payment of the service fee made on those shares.

3.       The Appendix captioned  "Industry  Classifications" is deleted and replaced with the following on the next page:

                                                                                        (continued)

                                                APPENDIX A

                                         INDUSTRY CLASSIFICATIONS

Aerospace & Defense                                Household Durables
Air Freight & Couriers                             Household Products
Airlines                                           Industrial Conglomerates
Auto Components                                    Insurance
Automobiles                                        Internet & Catalog Retail
Banks                                              Internet Software & Services
Beverages                                          Information Technology Consulting & Services
Biotechnology                                      Leisure Equipment & Products
Building Products                                  Machinery
Chemicals                                          Marine
Commercial Services & Supplies                     Media
Communications Equipment                           Metals & Mining
Computers & Peripherals                            Multiline Retail
Construction & Engineering                         Multi-Utilities
Construction Materials                             Office Electronics
Containers & Packaging                             Oil & Gas
Distributors                                       Paper & Forest Products
Diversified Financials                             Personal Products
Diversified Telecommunication Services             Pharmaceuticals
Electric Utilities                                 Real Estate
Electrical Equipment                               Road & Rail
Electronic Equipment & Instruments                 Semiconductor Equipment & Products
Energy Equipment & Services                        Software
Food & Drug Retailing                              Specialty Retail
Food Products                                      Textiles & Apparel
Gas Utilities                                      Tobacco
Health Care Equipment & Supplies                   Trading Companies & Distributors
Health Care Providers & Services                   Transportation Infrastructure
Hotels Restaurants & Leisure                       Water Utilities
                                                   Wireless Telecommunication Services
July 1, 2002                                                                            PX0215.006